UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 31, 2005
Date of Report (date of earliest event reported)

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3399 Peachtree Road NE
Suite 1500
Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 814-4210

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 8.01.     Other Events

     On January 31, 2005, Novelis Inc. issued a press release announcing that it has agreed to sell US$1.4 billion aggregate principal amount of senior unsecured debt securities in a transaction that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). As required by Rule 135c under the Securities Act, a copy of this press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

     (c)   Exhibits

Exhibit No.	Description
99.1	Press release of Novelis Inc., issued on January 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: January 31, 2005	/s/ David Kennedy
David Kennedy
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Novelis Inc., issued on January 31, 2005.